Subsequent Events	3 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
Events that could materially affect our financial position and results of operations after December 31, 2020, have been reviewed and evaluated by the Company as of March 4, 2021.
Tengasco Merger
On October 21, 2020, TGC, an exploration and production oil and natural gas company, and the Company entered into a definitive merger agreement under which TGC would acquire the Company and all its subsidiaries in exchange for shares of TGC common stock (the "Transaction"). TGC formed Antman Sub LLC ("Merger Sub") as a direct wholly-owned subsidiary to merge into Riley Permian.
On February 26, 2021 (the "Closing Date"), the Company and TGC consummated the Transaction and Merger Sub merged into Riley Permian, with Riley Permian surviving as a direct wholly-owned subsidiary. The merger between Riley Permian and Merger Sub resulted in Riley Permian's common units being exchanged for TGC stock. As part of the merger agreement, TGC was renamed Riley Exploration Permian, Inc. ("REPX") and Riley Permian became a wholly-owned subsidiary of REPX.
Immediately prior to the closing of the merger, Riley Permian converted all of the issued and outstanding Series A Preferred Units into common units of Riley Permian. In connection with the merger, unit holdings of Riley Permian were entitled to receive, in exchange for each common unit, shares of TGC (which were renamed REPX) par value $0.001 per share (“TGC common stock”) based on the exchange ratio set forth in the merger agreement (the “Exchange Ratio”), with cash paid in lieu of the issuance of any fractional shares. The Exchange Ratio was 97.796467 shares of TGC common stock for each common unit of Riley.
On the Closing Date, REPX effected a reverse stock split of the common stock in a ratio of one-for-twelve resulting in outstanding common stock of approximately 17.8 million shares after also giving effect to the merger. Pursuant to the merger agreement, on the Closing Date each restricted share of common stock issued in the Transaction is to be issued under the 2021 Long Term Incentive Plan ( the "2021 LTIP Plan"). The only 2021 LTIP Plan shares being registered under REPX are those shares of unvested restricted common stock outstanding of the Company. Riley Permian obtained approximately 95% of the equity voting interest in REPX. Riley Permian has determined to be the accounting acquirer and therefore the transaction will be accounted for as a reverse acquisition. The assets and liabilities of Riley Permian will be accounted for at carryover basis and the assets and liabilities of TGC will be accounted for at fair value. Due to the recent closing of the Transaction, the acquisition date fair value of the assets and liabilities of TGC and certain other related disclosures were not yet available as of the date of this report.